EXHIBIT 99.1

FNCB Bancorp. Inc.

August 2023

Forward-Looking Statement Disclaimer

FNCB may from time to time make written or oral "forward-looking statements," including statements contained in its filings with the Securities and Exchange Commission ("SEC"), in its reports to shareholders, and in its other communications, which are made in good faith by us pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to FNCB's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, including statements with respect to new product offerings, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). The words "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "future" and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause FNCB's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: government intervention in the U.S. financial system including the effects of recent legislative, tax, accounting and regulatory actions and reforms; political instability; the ability of FNCB to manage credit risk; weakness in the economic environment, in general, and within FNCB's market area; the deterioration of one or a few of the commercial real estate loans with relatively large balances contained in FNCB's loan portfolio; greater risk of loan defaults and losses from concentration of loans held by FNCB, including those to insiders and related parties; if FNCB's portfolio of loans to small and mid-sized community-based businesses increases its credit risk; if FNCB's allowance for credit losses ("ACL") is not sufficient to absorb actual losses or if increases to the ACL were required; FNCB is subject to interest-rate risk and any changes in interest rates could negatively impact net interest income or the fair value of FNCB's financial assets; if management concludes that the decline in value of any of FNCB's investment securities is caused by a credit-related event could result in FNCB recording an impairment loss; if FNCB's risk management framework is ineffective in mitigating risks or losses to FNCB; if FNCB is unable to successfully compete with others for business; a loss of depositor confidence resulting from changes in either FNCB's financial condition or in the general banking industry; if FNCB is unable to retain or grow its core deposit base; inability or insufficient dividends from its subsidiary, FNCB Bank; if FNCB loses access to wholesale funding sources; interruptions or security breaches of FNCB's information systems; any systems failures or interruptions in information technology and telecommunications systems of third parties on which FNCB depends; security breaches; if FNCB's information technology is unable to keep pace with growth or industry developments or if technological developments result in higher costs or less advantageous pricing; the loss of management and other key personnel; dependence on the use of data and modeling in both its management's decision-making generally and in meeting regulatory expectations in particular; additional risk arising from new lines of business, products, product enhancements or services offered by FNCB; inaccuracy of appraisals and other valuation techniques FNCB uses in evaluating and monitoring loans secured by real property and other real estate owned; unsoundness of other financial institutions; damage to FNCB's reputation; defending litigation and other actions; dependence on the accuracy and completeness of information about customers and counterparties; risks arising from future expansion or acquisition activity; environmental risks and associated costs on its foreclosed real estate assets; any remediation ordered, or adverse actions taken, by federal and state regulators, including requiring FNCB to act as a source of financial and managerial strength for the FNCB Bank in times of stress; costs arising from extensive government regulation, supervision and possible regulatory enforcement actions; new or changed legislation or regulation and regulatory initiatives; noncompliance and enforcement action with the Bank Secrecy Act and other anti-money laundering statutes and regulations; failure to comply with numerous "fair and responsible banking" laws; any violation of laws regarding privacy, information security and protection of personal information or another incident involving personal, confidential or proprietary information of individuals; any rulemaking changes implemented by the Consumer Financial Protection Bureau; inability to attract and retain its highest performing employees due to potential limitations on incentive compensation contained in proposed federal agency rulemaking; any future increases in FNCB Bank's FDIC deposit insurance premiums and assessments; and the success of FNCB at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in FNCB's filings with the SEC.

FNCB cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management's analysis only as of the date of this report, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the date of this report.

Readers should carefully review the risk factors described in the Annual Report and other documents that FNCB periodically files with the SEC, including its Form 10-K for the year ended December 31, 2022 and Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023.

Any references to FNCB's website, www.fncb.com or any variation thereof, shall not incorporate the contents of such website into this Report.

Explanation of Certain Unaudited Non-GAAP Financial Measures

This presentation includes certain financial measures not presented in accordance with U.S. generally accepted accounting principles ("GAAP") including, but not limited to, pretax preprovision return on average assets ("PTPP ROAA") and pre provision net income. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to interest income, non-interest income, net income or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other financial institutions. Reconciliations and definitions of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of FNCB and FNCB Bank; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar financial measures, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are included or excluded in determining these non-GAAP financial measures. The non-GAAP Financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

FNCB Bancorp, Inc. Overview

$1.9 Billion in Total Assets

- 81% Loan / Deposit Ratio
- 1.68% Cost of Total Deposits[1]
- 0.99% 2023 YTD PTPP ROAA[2]

NASDAQ: FNCB

- Market Capitalization: ~$119.9 million
- Stock Price / 2023 Q2 Tangible Book Value: 0.97x
- Stock Price / 2023 Q2 Tangible Book Value (ex. AOCI): 0.70x
- 2023Q2 Dividend Yield: 5.93%[3]

16 Locations

Lackawanna, Luzerne and Wayne Counties

- Headquarters in Dunmore, PA
- Bank founded in 1910
- Ranked 3rd in total deposits in Lackawanna County[4]; 1st in Luzerne County[4]

Value Proposition

- ✓ Premier community bank servicing northeastern Pennsylvania markets
- ✓ Highly attractive core deposit franchise
- ✓ Well-positioned for growth

Source: S&P Global Market Intelligence. Note: Financial data as of 2023Q2 unless otherwise noted. Market data as of August 4, 2023. 2023 YTD represents an annualized figure.

(1) Metric includes noninterest bearing deposits. (2) PTPP ROAA is a non-GAAP financial measure. See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. (3) Based on 2023Q2 annualized dividend of $0.36 and August 1, 2023 share price of $6.30. (4) Ranked using FDIC deposit data as of 6/30/2022. Excludes banks with greater than $10 billion in deposits as of June 30, 2023.

Our Recent History and Transformation

Jan. 2021:
Announcement of 39% earnings increase in 2020 and authorization of stock repurchase program.

July 2021:
Increased quarterly cash dividend 25% to 7.5 cents per share.

Nov. 2021:
Launched 1st Equipment Finance and expanded product offerings to include commercial equipment financing.

Jan. 2022
Announced 2021 earnings increased 39% for second consecutive year.

July 2022:
Increased quarterly cash dividend 20% to 9.0 cents per share.

Sept. 2022:
FNCB Bank Wealth Management Services and Chiaro Investment Services LLC combined to form 1st Investment Services.

Strategic Initiatives Completed

- ✓ Branch modernization including the opening of two state-of-the-art facilities
- ✓ Committed to a comprehensive digital strategy through investment in technology to provide the latest in mobile and online banking solutions
- ✓ Expanded our lending teams and product offerings
- ✓ Broadened wealth management division through asset purchase agreement with Chiaro Investment Services, LLC and rebranded as 1st Investment Services
- ✓ Ongoing commitment to balance sheet efficiency

Executive Management Team



Gerard A. "Jerry" Champi
President, CEO & Director
Joined FNCB Bank in 1991 and has over 30 years banking experience. Mr. Champi is a 1982 graduate of Pennsylvania State University.



James M. "Jim" Bone Jr.
Executive VP, CFO & Treasurer
Prior to his appointment as CFO, he served as Chief Information Officer of the Bank since May 2010. Mr. Bone has been an employee of the Bank since 1986.



James F. Burke
Executive VP, Chief Banking Officer
Joined FNCB Bank in February 2021. Prior to joining FNCB Bank, he was the EVP and Chief Lending Officer at Wayne Bank from 2014 to 2021.



Brian C. Mahlstedt
Executive VP, Chief Lending Officer
More than 30 years of in-depth credit administration, commercial lending and management experience. He is a graduate of Bloomsburg University.



Aaron J. Cunningham
Executive VP, Chief Credit Officer
Joined FNCB Bank in June 2018, previously the VP & Chief Credit Officer at Penns Woods Bancorp. He has nearly 25 years banking experience in various roles.



Mary G. Cummings
Executive VP, General Counsel
Joined FNCB Bank in October 2012 and has more than 30 years of experience practicing law. She serves on the Board of the PA Bankers Association

Source: S&P Global Market Intelligence.

Key Franchise Highlights

$ in Millions	For the Quarter Ended: 6/30/2023	For the Years Ended: 12/31/2021	For the Years Ended: 12/31/2022
Balance Sheet			
Assets	$1,862 M	$1,664 M	$1,746 M
Total Loans	1,201 M	979 M	1,124 M
Deposits	1,476 M	1,455 M	1,421 M
Loans / Deposits	*81.3 %*	*67.3 %*	*79.1 %*
NPA / Assets [(1)]	*0.29*	*0.39*	*0.26*
Profitability			
Net Income [(2)]	$11.2 M	$21.4 M	$20.4 M
Net Interest Margin	*2.75 %*	*3.45 %*	*3.38 %*
ROAA	*0.63*	*1.36*	*1.21*

Franchise Snapshot


FNCB (16)
Monticello
Middletown
Bloomsburg
Stroudsburg
Easton

Substantial Market Share in Communities Served

Lackawanna, PA [(3)]

2022 Rank	Institution (ST)	2022 Branches	2022 Deposits ($M)	2022 Market Share (%)
1	Fidelity D & D Bancorp Inc. (PA)	9	1,171	14
2	Peoples Financial Services (PA)	9	1,103	14
3	**FNCB Bancorp Inc. (PA)**	**6**	**698**	**9**
4	NBT Bancorp Inc. (NY)	10	620	8
5	Citizens Savings Bank (PA)	4	270	3
	Total For Institutions in Market	**76**	**8,085**	**100**

Luzerne, PA [(3)]

2022 Rank	Institution (ST)	2022 Branches	2022 Deposits ($M)	2022 Market Share (%)
1	**FNCB Bancorp Inc. (PA)**	**9**	**641**	**8**
2	Fidelity D & D Bancorp Inc. (PA)	6	544	7
3	Penns Woods Bancorp Inc. (PA)	8	482	6
4	First Keystone Corp. (PA)	8	323	4
5	NBT Bancorp Inc. (NY)	2	120	1
	Total For Institutions in Market	**91**	**8,121**	**100**

Wayne, PA [(3)]

2022 Rank	Institution (ST)	2022 Branches	2022 Deposits ($M)	2022 Market Share (%)
1	Dimeco Inc. (PA)	6	636	33
2	Honat Bancorp (PA)	4	476	25
3	Norwood Financial Corp. (PA)	5	438	23
4	NBT Bancorp Inc. (NY)	3	176	9
5	**FNCB Bancorp Inc. (PA)**	**1**	**91**	**5**
	Total For Institutions in Market	**21**	**1,935**	**100**

Source: S&P Global Market Intelligence.
Note: FDIC deposit data as of June 30, 2022.
(1) NPA / Assets excludes restructured loans.
(2) Annualized for 2023Q2.
(3) Ranked using FDIC deposit data as of 6/30/2022. Excludes banks with greater than $10 billion in deposits as of June 30, 2023.

Commercial Credit Expansion Accelerates Loan Growth

Gross Loan Portfolio

$1.2 Billion
Total Gross Loans



Commercial and Industrial 27%
Consumer 8%
State and Political 6%
Residential Real Estate 21%
Commercial Real Estate 32%
Construction 6%

Commentary

- ✓ In the 4Q 2021, we expanded our commercial credit product offerings to include commercial equipment financing, through simple interest loans, direct finance leases and municipal leases.
- ✓ Simple interest loans and direct finance leases originated under this initiative are included in commercial and industrial loans
  - ✓ YTD Growth $51.7 million / 131%(1)
- ✓ Tax-free municipal leases originated under this initiative are included in state and political subdivision loans

Loan Growth by Category

Category	Balance @ June-22 ($M)	Balance @ December-22 ($M)	Balance @ June-23 ($M)	YoY Growth (2Q22 - 2Q23) (%)
Residential Real Estate	$250.5	$250.2	$247.2	(1.3%)
Commercial Real Estate	368.4	377.0	375.2	1.8%
Construction	62.5	66.6	75.4	20.6%
Commercial and Industrial	230.1	272.0	341.3	48.3%
Consumer	98.9	92.6	88.9	(10.1%)
State and Political	77.6	64.9	72.6	(6.5%)
Total Gross Loans	**$1,088.0**	**$1,123.3**	**$1,200.6**	**10.3%**

Equipment Financing Expansion(2)



118% Annualized Growth
$83.7
$135.2
December-22
June-23

Source: S&P Global Market Intelligence, Company Documents. Note: Financial data as of June 30, 2023.
(1) YTD growth is annualized.
(2) Includes simple interest loans, direct finance loans, and tax-free municipal leases originated under the initiative.

Leading Core Deposit Franchise

Demonstrated Deposit Growth



Total Deposits ($M)
NIB / Total Deposits
8.3% CAGR
$822
$1,015
$1,002
$1,096
$1,002
$1,287
$1,455
$1,421
$1,476
18.8%
17.1%
17.6%
14.3%
17.9%
21.1%
22.0%
21.5%
19.4%
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Q2

FNCB Deposit Growth vs Peers[1]



FNCB
Peer Group Median[2]
3.5%
0.2%
11.7%
11.8%
Quarter over Quarter
Since 2019 CAGR

Resilient Core Deposit Franchise

Deposit Mix Shift Since 2018 Q4[1]



2018 Q4 Deposit Composition
2023 Q2 Deposit Composition
Time Deposits 27%
NIB Deposits 14%
IB Demand, Savings & MMDA 59%
Time Deposits 24%
NIB Deposits 19%
IB Demand, Savings & MMDA 57%
Peer Group Median[2]
NIB Deposits 9%
Time Deposits 11%
IB Demand, Savings & MMDA 80%
Time Deposits 10%
NIB Deposits 11%
IB Demand, Savings & MMDA 79%

Change in Non-Interest Bearing Deposits / Deposits Since 2018 Q4



1200 bps
1000 bps
800 bps
600 bps
400 bps
200 bps
0 bps
-200 bps
FNCB
Peer Group Median[2]
506 bps
239 bps
2018Q4
2019Q1
2019Q2
2019Q3
2019Q4
2020Q1
2020Q2
2020Q3
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2

Source: S&P Global Market Intelligence. Note: Financial data as of June 30, 2023.
(1) Bank-level regulatory data used.
(2) Peer group includes nationwide major exchange-traded banks and thrifts with between $1 and $5 billion in total assets, excluding merger targets and mutuals. Quarter over quarter growth annualized.

Security Portfolio Overview

- **The Company strives to maintain an efficient level of capital, commensurate with its risk profile, on which a competitive rate of return to shareholders will be realized over both the short and long term.**
- **Securities portfolio (AFS) equaled $452.9 million as of June 30, 2023.**
  - 100% AFS
  - 2023 Q2 Yield on Securities of 2.98%

Securities Portfolio Composition

100% Available for Sale



MBS 4%
Commercial CMOs 1%
Private CMOs 15%
Corporate Debt Securities 7%
ABS 3%
U.S. Treasuries 7%
Residential CMOs 17%
Obligations of State and Political Subdivisions 46%

AFS Security Portfolio ($M)



$273
$350
$523
$476
$453
2019Y
2020Y
2021Y
2022Y
2023Q2

Securities Portfolio Maturity Distribution



Securities with No Stated Maturity
40%
> 10 Yrs.
23%
> 5 Yrs. & < 10 Yrs.
18%
> 1 Yr. & < 5 Yrs.
14%
< 1 Yr.
4%

Source: S&P Global Market Intelligence. Note: Financial data as of June 30, 2023.

Demonstrated Operating Leverage

Total Revenue



5.2% CAGR
$70
$60
$50
$40
$30
$20
$10
$0
$35
$37
$40
$48
$44
$49
$57
$62
$52
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023 YTD

Noninterest Expense



2.4% CAGR
$50
$40
$30
$20
$10
$0
$28
$28
$28
$29
$30
$29
$31
$35
$34
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023 YTD

Net Loans (ex. PPP) per Employee



8.6% CAGR
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$2.9
$3.1
$3.3
$3.7
$3.9
$4.0
$4.4
$5.0
$5.4
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023 YTD

Pre-Provision Net Income[(1)]



13.8% CAGR
$30
$25
$20
$15
$10
$5
$0
$7
$9
$12
$19
$14
$21
$26
$27
$18
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023 YTD

Source: S&P Global Market Intelligence, Company Documents. Note: Financial data as of June 30, 2023. Dollars in millions. 2023 YTD = 2023 Year to date annualized.

(1) Pre Provision Net Income is a non-GAAP financial measure. See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP measures.

Highly Liquid and Low Risk Balance Sheet

Loans / Deposits



81.3%
91.2%
FNCB
Peer Median (1)

NPLs / Total Risk Based Capital(2)



2.09%
2.52%
FNCB
Peer Median (1)

Tier 1 Leverage Ratio(2)



9.0%
10.1%
FNCB
Peer Median (1)

CRE / TRBC Ratio(2)



155%
285%
FNCB
Peer Median (1)

Total Risk Based Capital Ratio(2)



13.0%
13.6%
FNCB
Peer Median (1)

Source: S&P Global Market Intelligence, Company Documents. Note: Financial data as of June 30, 2023.
(1) Peer group includes nationwide major exchange-traded banks and thrifts with between $1 and $5 billion in total assets, excluding merger targets and mutuals.
(2) Bank level regulatory data used.

Focus on Shareholder Value Creation

Top-Tier Ability to Compound Tangible Book Value…

10 Year Tangible Book Value + Cumulative Dividends Growth[1]



450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
FNCB
Peer Group Median[2]
323.1%
FNCB outperformance of 208%
104.8%
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17
Jun-18
Jun-19
Jun-20
Jun-21
Jun-22
Jun-23

TBV + Dividends (ex. AOCI) CAGR



FNCB
Peer Group Median[2]
12.6%
11.5%
9.6%
9.5%
18.0%
8.5%
3 year
7 year
10 year

… and Valuation Well Below Historical Levels

2023 Q2 Dividend Yield



6.00%
5.00%
4.00%
3.00%
2.00%
5.93%
2.98%
3.56%
FNCB
Peer Group Median[2]
KRX Median[3]

Price / 2023 Q2 Tangible Book Value



1.60x
1.40x
1.20x
1.00x
0.80x
0.97x
1.22x
1.47x
FNCB
Peer Group Median[4]
KRX Median[3]

Source: S&P Global Market Intelligence. Note: Market data as of August 4, 2023.
(1) Growth since Q2 2013 in tangible book value per share plus cumulative dividends per share.
(2) Peer group includes nationwide major exchange-traded banks and thrifts with between $1 and $5 billion in total assets, excluding merger targets and mutuals.
(3) KBW NASDAQ Regional Bank Index.
(4) Peer group includes nationwide major exchange-traded banks and thrifts with between $1 and $5 billion in total assets and an LTM ROAA greater than 1.00%, excluding merger targets and mutuals.

Appendix


FNCB Bank

Reconciliation to GAAP

Pre-Tax, Pre-Provision (PTPP) ROAA

	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2023	
Net Income	$ 35,840	$ 5,468	(a)
Provision for Loan Losses	(1,345)	1,774	
Provision for Income Taxes	(27,759)	1,568	
PTPP Net Income	$ 6,736	$ 8,810	(b)
Total Average Assets	$ 1,004,913	$ 1,788,731	(c)
ROAA as Reported (GAAP)	3.57%	0.62%	(a)/(c)
PTPP ROAA	0.67%	0.99%	(b)/(c)

Pre-Provision Net Income

Pre-Provision Net Revenue
(Dollars in thousands)

	2015Y	2016Y	2017Y	2018Y	2019Y	2020Y	2021Y	2022Y	2023 YTD
Net Interest Income	$ 27,400	$ 30,551	$ 33,048	$ 36,507	$ 36,260	$ 40,178	$ 48,994	$ 54,044	$ 23,214
Non-Interest Income	7,800	6,203	7,225	11,790	7,620	9,250	8,268	7,981	2,619
Total Revenue	35,200	36,754	40,273	48,297	43,880	49,428	57,262	62,025	25,833
Non-Interest Expense	28,464	27,545	28,069	29,327	29,682	28,915	31,069	35,474	17,023
Pre-Provision Net Income	$ 6,736	$ 9,209	$ 12,204	$ 18,970	$ 14,198	$ 20,513	$ 26,193	$ 26,551	$ 8,810

Note: Dollars in thousands.

Reconciliation to GAAP

Tangible Book Value Per Share

(Dollars in thousands)	2018Y	2019Y	2020Y	2021Y	2022Y	2023Q2
Total Common Equity	$ 97,219	$ 133,607	$ 155,860	$ 162,457	$ 118,949	$ 124,059
Goodwill	-	-	-	-	-	-
Other Intangibles	-	-	-	-	-	-
Less: Total Intangible Assets	-	-	-	-	-	-
Tangible Common Equity	$ 97,219	$ 133,607	$ 155,860	$ 162,457	$ 118,949	$ 124,059
AOCI	(4,540)	3,056	13,886	6,352	(48,028)	(46,236)
Tangible Common Equity (ex. AOCI)	$ 101,759	$ 130,551	$ 141,974	$ 156,105	$ 166,977	$ 170,295
Total Assets	$1,237,732	$1,203,541	$1,465,679	$1,664,323	$1,745,530	$1,861,872
Goodwill	-	-	-	-	-	-
Other Intangibles	-	-	-	-	-	-
Less: Total Intangible Assets	-	-	-	-	-	-
Tangible Assets	$1,237,732	$1,203,541	$1,465,679	$1,664,323	$1,745,530	$1,861,872
Tangible Common Equity / Tangible Assets	7.9%	11.1%	10.6%	9.8%	6.8%	6.7%
Common Shares Outstanding	16,821,371	20,171,408	20,245,649	19,989,875	19,681,644	19,750,092
Tangible Book Value Per Share	$ 5.78	$ 6.62	$ 7.70	$ 8.13	$ 6.04	$ 6.28
Tangible Book Value Per Share (ex. AOCI)	$ 6.05	$ 6.47	$ 7.01	$ 7.81	$ 8.48	$ 8.62

Note: Dollars in thousands.